[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

EXHIBIT 10.22

Execution Version

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment No. 1”) is executed as of the Amendment No. 1 Execution Date (as defined below) by and between Arcellx, Inc., a Delaware corporation (“Arcellx”), and Kite Pharma, Inc., a Delaware corporation (“Kite”). Arcellx and Kite are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

The Parties entered into that certain Collaboration and License Agreement dated December 8, 2022 (the “Agreement”);

Kite and Arcellx wish to (a) expand the Field under the Agreement to include Lymphoma (as defined below) in addition to Myeloma, (b) re-allocate cost sharing between the Parties for certain [***] Costs incurred by Arcellx [***], (c) include additional milestone events and corresponding payments under the Agreement, (d) include a joint product team or JPT (as defined below) as a Joint Committee that will oversee certain collaborative activities under the Agreement, and (e) commence negotiations with respect to the ARC-SparX Technology for BCMA through an early exercise of Kite’s rights with respect thereto; and

Accordingly, the Parties hereby amend the Agreement on the terms set forth herein in this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows.

1.
Definitions. All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

2.
Amendments to the Agreement.

2.1.
Amendment Fee and 2023 Stock Purchase Agreement.

2.1.1.
The following is inserted immediately after Section 1.3 of the Agreement:

1.3-A “Amendment No. 1 Effective Date” means three Business Days following the Amendment No. 1 HSR Clearance Date.

1.3-B “Amendment No. 1 Execution Date” means November 15, 2023.

2.1.2.
The following is added immediately after Section 8.14 of the Agreement:

8.15 Amendment No. 1 Fee. No later than [***] Business Days after Arcellx delivers an invoice to Kite on or after the Amendment No. 1 Effective Date, Kite shall make a non-refundable, non-credible payment to Arcellx of Eighty Five Million USD ($85,000,000) (“Amendment No. 1 Fee”).

8.16 2023 Stock Purchase Agreement. The Parties are separately executing a common stock purchase agreement dated as of November 15, 2023 (“2023 Stock Purchase Agreement”) pursuant to which Kite or a Kite Affiliate will purchase Arcellx common stock for Two Hundred Million USD ($200,000,000), all on the terms and conditions set forth therein.

2.2.
Amendment to the Field.

2.2.1.
Section 1.61 of the Agreement is hereby deleted and replaced in its entirety with the following:

1.61 “Field” means the treatment, cure, reduction, mitigation, slowing or halting the progress of or otherwise managing of any Lymphoma or Myeloma. [***].

2.2.2.
The following is inserted immediately after to Section 1.98 of the Agreement:

1.98-A “Lymphoma” means [***].

2.3.
Development Cost Sharing Reallocation for the Existing Product.

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2.4.
Development Efforts.

2.4.1.
The following is added to the end of Section 4.3.1 of the Agreement as a new additional sentence:

In addition, notwithstanding anything to the contrary contained herein, neither Party or any of its Affiliates shall be obligated [***].

2.5.
Milestone Payments.

2.5.1.
Sections 8.2.1-8.2.2 of the Agreement are hereby deleted and replaced in their entirety with the following:

8.2.1 Existing Product Clinical & Regulatory Milestone Payments. Kite shall make the non-refundable, non-creditable payments to Arcellx set forth below not later than [***] Business

Days after Arcellx delivers an invoice to Kite upon the first occurrence of the corresponding milestone event set forth below with respect to the Existing Product (each, an “Existing Product Clin&Reg Milestone”):

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8.2.2 NextGen Product Clinical & Regulatory Milestone Payments. Kite shall make the non-refundable, non-creditable payments to Arcellx set forth below not later than [***] Business Days after Arcellx delivers an invoice to Kite upon the first and second occurrence of the corresponding milestone event set forth below with respect to a NextGen Product (each, an “NextGen Clin&Reg Milestone”), [***]:

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2.5.2.
Section 8.2.7 of the Agreement is hereby deleted and replaced in its entirety with the following:

8.2.7 Certain Milestone Matters.

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2.6.
ARC-SparX for BCMA.

2.6.1.
The last sentence of Section 4.9.1 is hereby deleted and replaced in its entirety with the following:

For BCMA, Kite hereby provides written notice as of the Amendment No. 1 Effective Date to negotiate the inclusion of the ARC-SparX Product designed to bind BCMA as a Licensed Product under this Agreement on terms that are consistent with those set forth in Exhibit 4.9. Until delivery to Kite of the [***], Arcellx shall, at its sole cost and expense, continue its work on ARC-SparX Product designed to bind BCMA, [***], and to promptly deliver to Kite the [***]. For CS1, within [***] Business Days after receipt of such Phase 1 Clinical Study Report for such SparX Target, Kite shall have the right to elect upon written notice to negotiate the inclusion of the ARC-SparX Product designed to bind CS1 as a Licensed Product under this Agreement on terms that are consistent with those term set forth in Exhibit 4.9.

2.6.2.
Pursuant to the terms set forth in Section 4.9.4(a), as of the Amendment No. 1 Effective Date, the Parties hereby agree that the ARC-SparX Negotiation Period for BCMA shall be the period beginning on the Amendment No. 1 Effective Date ending upon the later of (i) [***] thereafter, and (ii) the date that [***] Business Days after receipt of the [***].

2.7.
Joint Product Team.

2.7.1.
In each of Sections 2.1.2(m), 2.8, 2.10, and 13.7.4(b) of the Agreement, each instance of “DWG, MWG” is hereby deleted and replaced in its entirety with “JPT, DWG, MWG”.

2.7.2.
In Section 2.10, the phrase “the DWG shall meet monthly” is hereby deleted and replaced with “the DWG and JPT shall meet monthly”.

2.7.3.
The following is added immediately after Section 2.1.2 of the Agreement:

2.1.3 Joint Product Team.

(a) Within [***] calendar days after the Amendment No. 1 Effective Date, Arcellx and Kite shall establish a joint product team (the “JPT”), which shall report to the JSC and have the responsibilities for (i) the JPT Responsibilities, (ii) forming Sub Group(s) from time to time and delegating to such Sub Group(s) such operational responsibilities as the JPT may determine necessary or desirable, and (iii) coordinating and providing oversight to any Sub Groups that report to the JPT. Accordingly, the JPT shall include equal member representation from both Arcellx and Kite that have sufficient development, regulatory, and technical operations experience. In conducting its activities, the JPT shall operate and make its decisions consistent with the terms of this Agreement. For clarity, the JPT is a Joint Committee directly under the JSC.

(b) As used herein, “JPT Responsibilities” means [***]. Notwithstanding any provision to the contrary in this Agreement, [***].

2.7.1.
Sections 14.3.1(d)(xi) and 14.3.1(d)(xii) are hereby deleted and replaced in their entirety with the following:

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2.8.
Arbitration.

2.8.1.
In Section 14.4.1 of the Agreement, the phrase “and (ii) with respect to any suit, action, or other proceeding arising out of or based upon the SPA, which shall be subject to resolution in accordance with Section 9.12 of the SPA” is hereby deleted and replaced with “(ii) with respect to any suit, action, or other proceeding arising out of or based upon the SPA, which shall be subject to resolution in accordance with Section 9.12 of the SPA, and (iii) with respect to any suit, action, or other proceeding arising out of or based upon the 2023 Stock Purchase Agreement, which shall be subject to resolution in accordance with Section 9.12 of the 2023 Stock Purchase Agreement,”.

2.9.
Integration.

2.9.1.
In Section 15.5 of the Agreement, the phrase “Agreement and Stock Purchase Agreement” is hereby deleted and replaced with “Agreement, Stock Purchase Agreement, and 2023 Stock Purchase Agreement”.

3.
Effect of this Amendment No. 1. Upon execution and delivery of this Amendment No. 1 by both Parties, the amendments set forth above will become effective as of the Amendment No. 1 Execution Date. [***]. There are no further changes to the terms of the Agreement. Except as specifically modified or amended by the terms above, the Agreement will remain in full force and effect and is hereby ratified and confirmed and constitutes the legal, valid, binding, and enforceable obligations of the Parties. Following the Amendment No. 1 Execution Date, references to the “Agreement” in the Agreement shall be deemed to include the provisions of this Amendment No. 1.

4.
Incorporation by Reference. The following provisions of the Agreement are incorporated by reference into this Amendment No. 1, mutatis mutandis: Sections 15.1-15.12, and 15.14.

5.
HSR Filings and Closing. After the Amendment No. 1 Execution Date, both Parties shall promptly, and in no less than [***] Business Days, file the appropriate Notification and Report Forms for the consummation of this Agreement and the transactions contemplated hereby required under the HSR Act. The Parties shall use [***] efforts to obtain the expiration or early termination of the applicable waiting period under the HSR Act, and shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and DOJ and shall comply promptly with any such inquiry or request; provided, however, neither Party shall be required to consent to the divestiture or other disposition of any of its assets or the assets of its Affiliates or to consent to any other structural or conduct remedy, and each Party and its Affiliates shall have no obligation to contest, administratively or in court, any ruling, order or other action of the FTC or DOJ or any Third Party with respect to the transactions contemplated by this Agreement. Each Party shall be responsible for paying its own costs and expenses (including legal and consultants’ fees) incurred in connection with obtaining clearance of the transactions contemplated hereby from the FTC and the DOJ, and Kite shall pay the filing fees incurred in connection with the filings required pursuant to the HSR Act. Each of the Parties hereto will furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required filings or submissions and will cooperate in responding to any inquiry from the FTC or DOJ and to any requests for additional information at the earliest practicable date, including promptly informing the other Party of such inquiry, consulting in advance before making any presentations or submissions to the FTC or DOJ, and supplying each other with copies of all material correspondence, filings or communications between either party and either the FTC or DOJ with respect to this Agreement. Such information can be shared on an outside counsel basis or subject to other restrictions to the extent deemed necessary or advisable by counsel for the disclosing Party. To the extent practicable and as permitted by the FTC or DOJ, each Party hereto shall permit representatives of the other Party to participate in material substantive meetings (whether by telephone or in person) with the FTC or DOJ. Neither Party shall commit to or agree with the FTC or DOJ to withdraw its filing and refile under the HSR Act without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Amendment No. 1, this Amendment No. 1 is binding upon the Parties as of the Amendment No. 1 Execution Date to the extent permitted by the HSR Act, but the provisions of Article 2 shall not take effect until the Amendment No. 1 Effective Date. Notwithstanding any other provisions of this Agreement to the contrary, if the Amendment No. 1 HSR Clearance Date has not occurred on or before the date that is [***] calendar days after the Parties make their respective HSR filings, then either Party may terminate this Amendment No. 1 at any time thereafter. “Amendment No. 1 HSR Clearance Date” means the date upon which the applicable waiting period under the HSR Act shall have expired or been terminated early with respect to Amendment No. 1.

SIGNATURE PAGE FOLLOWS.

THIS AMENDMENT NO. 1 IS EXECUTED by the duly authorized representative of each Party as of the date of signature.

ARCELLX, INC.	KITE PHARMA, INC.
By: /s/ Rami Elghandour________________	By: /s/ Andrew Dickinson________________
Name: Rami Elghandour	Name: Andrew Dickinson
Title: Chief Executive Officer	Title: President and Treasurer
Date: November 15, 2023	Date: November 15, 2023

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